EXHIBIT NO. 99.8

                                 PROMISSORY NOTE


$270,000,000.00                                                October 1, 2003

FOR VALUE RECEIVED, DEARBORN CENTER, L.L.C., a Delaware limited liability company (the "Borrower"), whose address is c/o Estein Associates U.S.A., Ltd., 5211 International Drive, Orlando, Florida 32819 promises to pay to the order of LANDESBANK HESSEN-THURINGEN GIROZENTRALE ("Bank"), at the offices of Bank in Frankfurt, Germany, or at such other place as the holder of this Note may from time to time designate, the principal sum of Two Hundred Seventy Million and No/100 Dollars ($270,000,000.00) or so much as may be advanced under this Note, in lawful money of the United States of America, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due in accordance with the terms of this Note.

      This Note is issued pursuant to, and is subject to, the terms and conditions of the Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement"). Any capitalized terms not defined herein shall have the meaning ascribed to such terms under the Loan Agreement.

      The Tranche A portion of this Note shall bear interest at a fixed rate of interest of five and forty-seven hundredths percent (5.47%) per annum. The Tranche B portion of this Note shall bear interest in accordance with the terms and conditions of Section 2.1(c) of the Loan Agreement.

      After the maturity or due date of this Note, whether at the stated maturity, by acceleration, or otherwise, interest shall accrue on the principal amount remaining unpaid at a rate equivalent to the highest lawful rate or 10.47% per annum, whichever is less, until paid (the "Default Rate").

      Notwithstanding the foregoing, however, in no event shall the interest charged exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Bank does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder, together with all other payments of interest or in the nature of interest, would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless Borrower notifies Bank in writing that Borrower wishes to have such excess sum returned, together with interest at the pre-default rate of interest specified above.

      Interest shall be computed on the basis of a year of 360 days but charged for the actual number of days elapsed.

      Accrued interest under this Note shall be due and payable on January 1, 2004, and continuing on the first day of each April, July, October and January thereafter until October 1, 2005. Beginning on October 1, 2005, principal and interest payments in the amount of $4,233,234.62 each with respect to the Tranche A portion of this Note shall be due and payable under this Note, and continuing on a like day of each January, April, July and October thereafter. Beginning on October 1, 2005, equal principal and interest payments on the Tranche B portion of the Note shall be due and payable under this Note, and continuing on the like day of each January, April, July and October thereafter. The fixed principal and interest payment with respect to the Tranche B portion of this Note shall be based upon the fixed interest rate or rates that is applicable to the Tranche B portion of this Note and shall be payable based upon the same amortization schedule that was used by Bank in determining the required principal and interest payments with respect to the Tranche A portion of this Note. All amounts outstanding under this Note, if not sooner paid, shall be due and payable on October 1, 2010.

      If any regularly scheduled payment of interest or principal and interest is more than ten (10) days late, Borrower agrees to pay Bank a late charge equal to five percent (5.0%) of the payment (the "Late Fee"). Bank agrees and acknowledges there shall be no late fee for the payment of principal or other amounts that are due and payable upon the maturity of this Note, whether by acceleration or otherwise. The provisions of this Note establishing a Late Fee shall not be deemed to extend the time for any payment due or to constitute a "grace period" giving Borrower a right to cure such default.

      Each payment and prepayment by Borrower of principal or interest hereunder shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. If any installment of principal or interest hereunder becomes due and payable on a day other than a business day, the due date thereof shall be extended to the next succeeding business day, and, in the case of principal, interest shall be payable during the extension at the annual rate specified herein for the payment of interest before maturity.

      Unless otherwise specified herein, payments of this Note shall be applied by Bank first to interest and lawful charges then accrued, and then to principal, unless otherwise determined by Bank in its sole discretion. Borrower hereby authorizes Bank, if and to the extent that payment owed to Bank hereunder is not made when due, to charge from time to time against any or all of Borrower's accounts with Bank, in which event Bank will give prompt notice to Borrower of such charge; provided, however, that the failure to give such notice shall not affect the validity of such charge.

      Each partial prepayment of this Note shall be applied by Bank first to interest and lawful charges then accrued and then to principal, and shall not postpone the due date or change the amount of any subsequent installment, except in the inverse order of maturity thereof. Borrower agrees to pay Bank any Breakage Costs that are required in connection with any prepayment of this Note in accordance with the terms and conditions of Section 2.2 of the Loan Agreement.

      The payment of this Note and all extensions, renewals, or any modifications hereof (collectively called "Liabilities") is secured by a lien on or security interest in certain real and personal property of Borrower located in the Cook County, Illinois, and all proceeds thereof (the "Collateral"), as described more fully in the real estate mortgage and security agreement of even date herewith from Borrower in favor of Bank (the "Mortgage") (collectively, together with this Note, and any other documents executed pursuant to this Note or the Mortgage, all as may be amended, renewed, increased, restated, replaced, or otherwise modified from time to time, the "Loan Documents").

      Additions to, releases, reductions, or exchanges of, or substitutions for the Collateral, payments on account of the loan evidenced by this Note or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities.

      The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, Bank may, at its option, accelerate payment of the amounts outstanding under this Note.

      Borrower hereby grants to Bank, to secure all indebtedness of Borrower to Bank whether under this Note or otherwise, a continuing lien upon and security interest in, any and all monies, securities, and other property of undersigned and the proceeds thereof, now or hereafter held or received by or in transit to, Bank from or for Borrower, and also upon any and all deposits (general or special) and credits of Borrower, if any, at Bank, at any time existing. Upon the occurrence of any Event of Default, Bank is hereby authorized at any time and from time to time, to set off, appropriate, and apply any or all items hereinabove referred to against all indebtedness of Borrower owed to Bank, whether hereunder, under the other Loan Documents, or otherwise, whether now existing or hereafter arising. Bank shall be deemed to have exercised such right of setoff and to have made a charge against such items immediately upon the occurrence of such default although made or entered on its books subsequent thereto.

      Borrower agrees to pay or reimburse Bank for all of its reasonable out-of-pocket costs and expenses incurred in connection with the collection, or enforcement of, or the preservation of any rights under, this Note or the obligation evidenced hereby, including without limitation, reasonable attorneys' fees actually incurred out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise. Borrower agrees to promptly pay, indemnify, and reimburse Bank for, and hold Bank harmless against any liability for, any and all documentary stamp taxes, nonrecurring intangible taxes, or other taxes levied by a United States governmental or regulatory body and applicable generally to United States banks, together with any interest, penalties, or other liabilities (but excluding any income or franchise taxes) in connection therewith, that Bank now or hereafter determines are payable with respect to this Note, the obligations evidenced by this Note, any advances under this Note, any guaranties of this Note, or any mortgages or other security instruments securing this Note. Borrower also agrees to pay or reimburse Bank for all reasonable out-of-pocket attorneys fees and expenses incurred by Bank in connection with the preparation of the Loan Agreement and the other Loan Documents and in connection with any renewals, modifications, or extensions of such documents. The foregoing obligations shall survive the payment of this Note and shall be secured by all collateral that secures this Note.

      All notices, requests, and demands to or upon the parties hereto, shall be deemed to have been given or made when delivered in accordance with the requirements of the Loan Agreement.

      This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Illinois, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

      In any litigation in connection with or to enforce this Note, any endorsement or guaranty of this Note, or any of the other Loan Documents, Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Illinois or the United States courts located within the State of Illinois, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to its address set forth herein (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

      In the event that any one or more of the provisions of this Note is determined to be invalid, illegal, or unenforceable in any respect as to one or more of the parties, all remaining provisions nevertheless shall remain effective and binding on the parties thereto and the validity, legality, and enforceability thereof shall not be affected or impaired thereby. If any such provision is held to be illegal, invalid, or unenforceable, there will be deemed added in lieu thereof a provision as similar in terms to such provision as is possible, that is legal, valid, and enforceable. To the extent permitted by applicable law, Borrower hereby waives any law that renders any such provision invalid, illegal, or unenforceable in any respect.

      The singular shall include the plural and any gender shall be applicable to all genders when the context permits or implies.

      No delay or omission on the part of Bank in exercising any right or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy and no single or partial exercise of any right or remedy shall preclude any other or further exercise of that or any other right or remedy. Presentment, demand, notice of nonpayment, notice of protest, protest, notice of dishonor and all other notices are hereby waived by Borrower.

      All rights and remedies of Bank under this Note and under any other Loan Documents are cumulative, and are not exclusive of any rights and remedies provided by law or in equity, and may be pursued singularly, successively, together, and may be exercised as often as the occasion therefor shall arise. The warranties, representations, covenants, and agreements made herein and therein shall be cumulative except in the event of irreconcilable inconsistency, in which case the provisions of the Loan Agreement shall control.

      This Note may not be modified or amended nor shall any provision of it be waived except by a written instrument signed by the party against whom such action is to be enforced.

      This Note shall be binding upon and inure to the benefit of Bank, its successors and assigns, and shall be binding upon Borrower and its respective heirs, legal representatives, successors, and assigns; provided, however, that no rights or obligations of Borrower shall be assigned without the prior written consent of Bank. In the event Bank transfers or assigns its obligations hereunder, Bank shall be relieved of all liability therefor accruing after the date of such assignment or transfer.

      Time is of the essence in the performance of this Note.

      This Note may be executed in counterpart originals, no one of which need contain the signature of all parties, but all of which together shall constitute one and the same instrument.

      The Loan  evidenced by this Note is a business  loan within the purview of
Section 205/4 paragraph 1(c) of Chapter 815 of the Illinois Compiled Status, as amended. Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C. Section 1601 et seq.

      Notwithstanding anything to the contrary contained herein, any claim based on or in respect of any liability of Borrower under the Note or under the Mortgage or any other Loan Document shall be enforced only against the Collateral and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Borrower; provided, however, that the liability of Borrower for loss, costs or damage arising out of the matters described below (collectively, "Non-Recourse Carveout Obligations") shall not be limited solely to the Collateral and other collateral now or hereafter given to secure the Loan but shall include all of the assets, properties and funds of Borrower (i) fraud, any intentional misrepresentation by Borrower or any physical waste of the Collateral by Borrower, (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates and not applied in a manner approved by Bank, (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees) insurance proceeds, condemnation awards, or other sums of a similar nature, (iv) liability under environmental covenants, conditions and indemnities contained in the Mortgage and in any separate environmental indemnity agreements, (v) personalty or fixtures removed or allowed to be removed by or on behalf of Borrower and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed, (vi) failure to pay real estate or personal property taxes or assessments on any portion of the Collateral or failure to pay the premiums for any insurance that is required by the Loan Documents to the extent sufficient funds were generated by the Collateral and were received by Borrower to make such payments, (vii) the unauthorized sale, conveyance or transfer of title to the Collateral or encumbrance of the Collateral, (viii) the failure of Borrower to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents, and (ix) reasonable attorney's fees, court costs and other expenses incurred by Bank in connection with enforcement of Borrower's personal liability as set forth herein. Nothing herein shall be deemed (w) to be a waiver of any right which Bank may have under any bankruptcy law of the United States or the State of Illinois, including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code, to file a claim for the full amount of the indebtedness evidenced by this Note or to require that all of the collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Bank under this Note, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; or (y) to impair the right of Bank to commence an action to foreclose any lien or security interest.

      Borrower and Bank (by its acceptance hereof) hereby knowingly, irrevocably, voluntarily, and intentionally waive any right to a trial by jury in respect of any litigation based on this Note, the Loan Documents, or any other document executed in connection with this Note or the Loan Documents, or arising out of, under, or in connection therewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of any party. This provision is a material inducement for Bank to enter into the transaction evidenced hereby.

      IN WITNESS WHEREOF, Borrower has executed this Note under seal to be effective as of the date first written above.

                                 DEARBORN CENTER, L.L.C., a Delaware limited liability company

                                 By:  UST XI Dearborn, Ltd., a Florida
                                      limited partnership, as its
                                      Administrative Member

                                      By: WELP Chicago, L.C., a Florida
                                          limited liability company, as its
                                          general partner

                                          By:  Estein Management Corporation,
                                               a Florida corporation, as its
                                               manager


                                               By:/s/  Lothar Estein
                                                  ---------------------
                                                  Lothar Estein, as its
                                                  President